THIS DOCUMENT IS A COPY OF THE FORM 8-K/A FILED ON JULY 2, 1996 PURSUANT TO A
                     RULE 201 TEMPORARY HARDSHIP EXEMPTION.


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549







                                   FORM 8-K/A

                                 AMENDMENT NO. 1





                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) JANUARY 31, 1996

                     CLASSIC RESTAURANTS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

        COLORADO                   033-33556-D                  84-1122431
(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)


     3091 GOVERNORS LAKE DRIVE, BUILDING 100, SUITE 500, NORCROSS, GA 30071
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (770) 729-9010

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Exhibit Index on page __                                     Page 1 of __ pages
                                        1

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         See Item 2. below.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Effective upon the close of business January 31, 1996, the registrant acquired (the "Share Exchange") all of the issued and outstanding capital stock of Classic Restaurants International, Inc., a Florida corporation ("Classic-Florida"), in exchange for 2,520,665 restricted shares of the registrant's Class A Common Stock (prior to the exercise of dissenters' rights) and 200,000 restricted shares of the registrant's Class B Common Stock. Classic-Florida operates as a wholly-owned subsidiary of the registrant.

         The registrant filed an amendment to its Articles of Incorporation which changed the name of the registrant to Classic Restaurants International, Inc. effective January 31, 1996.

         All of the registrant's former officers and directors resigned. Officers and directors of Classic- Florida were appointed to fill the vacancies created by the resignations as follows:

                  James R. Shaw - President, Treasurer and director
                  Caroline P. Anderson - Executive Vice President, Secretary and
                                         director
                  Jerry W. Carter - director
                  Daniel Howell - director
                  Carolyn A. Shaw - director

         The registrant's new principal place of business is 3091 Governors Lake Drive, Building 100, Suite 500, Norcross, Georgia 30071.

         Classic-Florida was organized under the laws of the State of Florida on April 7, 1992, for the purpose of developing and operating restaurants using a dinner theater concept. On December 1, 1992, Classic- Florida opened Musicana Supper Club in Boca Raton, Florida. Classic-Florida opened Musicana Dinner Theater in Clearwater, Florida on May 14, 1994.

         Classic-Florida also provides entertainment production services for a dinner theater in Naples, Florida. Management hopes to increase this line of business and provide entertainment production services for other restaurants and cruise lines.

         Classic-Florida intends to pursue other acquisition opportunities for restaurant theme formats. Management believes that having consummated the Share Exchange, it now has the flexibility to acquire assets or businesses using stock, as well as cash.

         The exchange rate for the Share Exchange was determined by arm's-length negotiation between the two companies. Among the factors considered in the negotiation were an evaluation of the assets, liabilities, and overall financial condition of each company; the results of operations of Classic-Florida since its inception; the future potential of the business conducted by Classic-Florida; and the market price of the registrant's Class A Common Stock.

         Simultaneous with the effectiveness of the Share Exchange, the registrant transferred all of the issued and outstanding shares of common stock of Great American Casinos, Inc., a Nevada corporation, to Great American Resorts, Inc. ("Great American"). Great American Casinos, Inc. was a
wholly-owned subsidiary of the registrant. The sole asset of Great American Casinos, Inc. is the Cheers Hotel and Casino in Reno, Nevada. The registrant's common stock interest in Great American Casinos, Inc. constituted substantially all of its assets. The consideration for the transfer of the common stock of Great American Casinos, Inc. to Great American is (1) the return for cancellation by Great American and by officers of the registrant of all of their stock in the registrant, which consisted of 7,578,075 shares of Class A Common Stock and 300,000 shares of Class B Common Stock; (2) the cancellation of any indebtedness owed by the registrant to Great American, which amount was approximately $1,567,389 as of December 31, 1995; and (3) the mutual release of any claims between Great American and the registrant.

         After the transfer of stock and assets described above and the Share Exchange (but without giving effect to the exercise of dissenters' rights), Classic-Florida's former shareholders and the registrant's existing shareholders own 2,520,665 shares (82.4%) and 538,967 shares (17.6%) of the registrant's outstanding Class A Common Stock, respectively, and Classic-Florida's former shareholder owns 200,000 shares (100%) of the registrant's outstanding Class B Common Stock. Accordingly, 3,059,632 shares of the registrant's Class A Common Stock and 200,000 shares of the registrant's Class B Common Stock are now outstanding.

         There was no relationship between the registrant and Classic-Florida prior to the Share Exchange.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5.  OTHER EVENTS.

         Not applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) Financial statements of businesses acquired: filed herewith

                  (b)      Pro forma financial information: filed herewith

                  (c)      Exhibits:




REGULATION                                                                                            SEQUENTIAL
S-K NUMBER                                             EXHIBIT                                        PAGE NUMBER
3.1                   Articles of Amendment to Articles of Incorporation (previously                      N/A
                      filed)
27                    Financial Data Schedule                                                             25

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable.

[Letterhead of James Moore & Co.]

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Classic Restaurants International, Inc.:

We have audited the accompanying balance sheet of Classic Restaurants International, Inc. as of December 31, 1995, and the related statements of operations, stockholders' equity (deficit) and cash flows for the years ended December 31, 1995 and 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the finanacial statements are free of material mistatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Classic Restaurants International, Inc. as of December 31, 1995, and the results of its operations and its cash flows for the years ended December 31, 1995 and 1994, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the accompanying financial statements, the Company incurred a net loss of $1,247,695 for 1995 and has incurred substantial net losses since inception. At December 31, 1995, current liabilities exceed current assets by $1,415,432 and total liabilities exceed total assets by $804,564. These factors raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

                                                  /s/James Moore & Co.

Gainesville, Florida
March 20, 1996

                    CLASSIC RESTAURANTS INTERNATIONAL, INC.
                                 BALANCE SHEET
                               DECEMBER 31, 1995
                                                                                        December 31,
                                                                                            1995
                                     ASSETS
CURRENT ASSETS
   Cash and cash equivalents                                                                   $ 19,666
   Inventory                                                                                     15,971
   Prepaid expenses                                                                              13,133
   Due from officer and stockholders                                                             51,735
   Employee advances and other receivables                                                        6,882
                                                                                              ---------
      Total current assets                                                                      107,387
                                                                                              ---------

PROPERTY AND EQUIPMENT, NET                                                                     539,437
                                                                                              ---------
OTHER ASSETS
   Deposits                                                                                      47,598
   Intangibles assets, net of accumulated amortization
   of $6,167                                                                                     23,833
                                                                                                -------
     Total other assets                                                                          71,431
                                                                                               --------
TOTAL ASSETS                                                                                  $ 718,255
                                                                                               ========
                LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES
   Bank overdraft                                                                              $ 35,035
   Accounts payable                                                                             275,663
   Accrued expenses                                                                             309,987
   Notes and loans payable                                                                      441,455
   Due to stockholder                                                                           351,911
   Advance banquet deposits                                                                      31,591
   Deferred revenue                                                                              41,175
   Deferred rent                                                                                 36,002
                                                                                                 ------
     Total current liabilities                                                                1,522,819
                                                                                              ---------
CONTINGENCIES (Notes 11 and 14)

STOCKHOLDERS' EQUITY (DEFICIT)
   Convertible preferred stock Class A; no par value;
     authorized 375,000 shares; issued and oustanding
     273,483 shares ($1,093,932 liquidation preference)                                       1,093,932
   Common stock Class A; no par value; authorized
     6,000,000 shares; issued and outstanding 1,905,903                                         657,355
   Common stock Class B; no par value; authorized
     1,000,000 shares; issued and outstannding 200,000 shares                                      -
   Accumulated deficit                                                                       (2,555,851)
                                                                                             ----------
       Total stockholders' equity (deficit)                                                    (804,564)
                                                                                              ---------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)                                          $ 718,255
                                                                                               ========

                 The accompanying notes to financial statements
                     are an integral part of this statement

                    CLASSIC RESTAURANTS INTERNATIONAL, INC.
                            STATEMENTS OF OPERATIONS


                                                                                       YEARS ENDED
                                                                                       DECEMBER 31,
                                                                                --------------------------
                                                                                     1995         1994
                                                                                --------------------------
SALES                                                                           $ 2,632,151    $ 1,902,543
                                                                                -----------    -----------
DIRECT EXPENSES
  Food and bar                                                                      620,383        471,487
  Personnel costs                                                                 1,446,693      1,145,830
  Production costs                                                                  137,533        107,118
                                                                                -----------    -----------
     Total direct expenses                                                        2,204,609      1,724,435
                                                                                -----------    -----------
GROSS PROFIT                                                                        427,542        178,108

OPERATING EXPENSES
  Advertising                                                                       273,146        174,891
  Automobile expense                                                                  2,367          4,820
  Deposits forfeited                                                                   -            25,000
  Office expense                                                                     93,781         70,140
  Travel and entertainment                                                           53,502         71,215
  Telephone and utilities                                                            89,562         88,790
  Insurance                                                                          21,274         25,030
  Laundry and uniforms                                                               36,998         28,591
  Rent                                                                              256,922        229,655
  Consulting                                                                        136,893         47,906
  Taxes and licenses                                                                 40,860         15,756
  Legal and accounting                                                              126,817         86,784
  Repairs and maintenance                                                            58,346         52,288
  Depreciation and amortization                                                     142,291         99,535
  Other                                                                             100,760         64,268
  Salaries                                                                          225,000           -
                                                                                -----------    -----------
     Total operating expenses                                                     1,658,519      1,084,669
                                                                                -----------    -----------
LOSS FROM OPERATIONS                                                             (1,230,977)      (906,561)
                                                                                ===========    ===========
OTHER INCOME (EXPENSE)
  Interest income-shareholder                                                          -             4,357
  Interest expense                                                                  (16,718)        (6,483)
                                                                                -----------    -----------
     Total other income (expense)                                                   (16,718)        (2,126)

                                                                                -----------    -----------
NET LOSS                                                                        $(1,247,695)   $  (908,687)
                                                                                ===========    ===========

NET LOSS PER COMMON SHARE                                                       $      (.66)   $      (.56)
                                                                                ===========    ===========

WEIGHTED AVERAGE NUMBER OF COMMON
SHARES OUTSTANDING                                                                1,883,204      1,615,013
                                                                                ===========    ===========

                 The accompanying notes to financial statements
                    are an integral part of these statements
                                        8

                                               CLASSIC RESTAURANTS INTERNATIONAL, INC.
                                            STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)

                                                                                                                           TOTAL
                                                                  COMMON STOCK                                             STOCK-
                                    PREFERRED STOCK      ------------------------------                TREASURY STOCK      HOLDERS'
                                 ---------------------   CLASS A     CLASS B             ACCUMULATED  -----------------    EQUITY
                                   SHARES     AMOUNT     SHARES      SHARES      AMOUNT     DEFICIT   SHARES    AMOUNT    (DEFICIT)
                                 --------- -----------  ---------   ---------   --------  ----------  -------  --------  ----------
BALANCE, December 31, 1993         273,983   $781,420   1,330,838     200,000   $    420   $(399,469)     -    $    -      $382,371

Net proceeds from
  sale of stock                        -       13,178      78,852         -      208,510         -        -         -       221,688

Issuance of stock,
  no consideration                     -          -        39,013         -          -           -        -         -           -

Issuance of stock in partial
  satisfaction of amounts
  due to shareholder                   -      300,000      93,750         -          -           -        -         -       300,000

Purchase of treasury stock             -          -           -           -          -           -     (3,750)  (16,166)    (16,166)

Sale of treasury stock                          1,334         -           -          -           -      3,750    16,166      17,500

Net loss                               -          -           -           -          -      (908,687)     -         -      (908,687)
                                 ---------  ---------   ---------   ---------   --------  ----------  -------- --------  ----------
BALANCE, December 31, 1994         273,983  1,095,932   1,542,453     200,000    208,930  (1,308,156)     -         -       (3,294)

Net proceeds from
  sale of stock                        -          -       133,400         -      223,425         -        -         -       223,425

Issuance of stock,
  no consideration                     -          -         5,050         -          -           -        -         -           -

Issuance of stock
  for services                         -          -       225,000         -      225,000         -        -         -       225,000

Shares canceled by
  stockholder                         (500)    (2,000)        -           -          -           -        -         -        (2,000)

Net loss                               -          -           -           -          -    (1,247,695)     -         -    (1,247,695)
                                 ---------  ---------   ---------   ---------   --------  ----------  -------- --------  ----------
BALANCE, December 31, 1995         273,483 $1,093,932   1,905,903     200,000   $657,355 $(2,555,851)     -    $    -    $ (804,564)
                                 =========  =========   =========   =========   ========  ==========  ======== ========  ==========

                 The accompanying notes to financial statements
                    are an integral part of these statements.

                    CLASSIC RESTAURANTS INTERNATIONAL, INC.
                            STATEMENTS OF CASH FLOWS
                INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS


                                                                                               YEARS ENDED
                                                                                               DECEMBER 31,
                                                                                   ----------------------------------
                                                                                       1995                  1994
                                                                                   ------------           -----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                                                           $ (1,247,695)          $ (908,687)
Adjustments to reconcile net loss
 to net cash used for
 operating activities:
   Depreciation and amortization                                                        142,291               99,535
  (Increase) decrease in inventory                                                        1,854               (7,995)
  (Increase) decrease in prepaid expenses                                               (12,507)               9,458
  (Increase) decrease in employee advances and other receivables                         (3,605)              15,333
  (Increase) decrease in deposits                                                       (11,168)              17,595
  Increase in accounts
   payable and accrued expenses                                                         230,859              259,139
  Decrease in advance banquet deposits                                                     (891)              (1,345)
  Increase (decrease) in deferred revenue                                               (14,602)              40,777
  Increase (decrease) in deferred rent                                                     (908)              36,910
  Decrease in deferred costs                                                                -                 15,000
  Stock issued for services                                                             225,000                  -
                                                                                        -------              -------
      Total adjustments                                                                 556,323              484,407
                                                                                        -------             --------
      Net cash used for operating activities                                           (691,372)            (424,280)

CASH FLOWS FROM INVESTING ACTIVITIES
  Acquisition of property and equipment                                                  (5,436)            (672,691)
  Advances to stockholders                                                              (36,735)                 -
  (Advances) repayments on note receivable - stockholder                                (15,000)             309,550
                                                                                       --------             --------
     Net cash used for investing activities                                             (57,171)            (363,141)
                                                                                       --------             --------

CASH FLOWS FROM FINANCING ACTIVITIES
  Net proceeds from issuance of
   stock                                                                                223,425              223,022
  Proceeds from notes and loans payable                                                 347,506               93,949
  Advances from stockholder                                                             177,483              474,428
  Principal payments on notes payable                                                       -                 (5,313)
  Refund of canceled stock                                                               (2,000)                 -
  Increase in bank overdraft                                                             19,901                  959
                                                                                        -------            ---------
      Net cash provided by financing
      activities                                                                        766,315              787,045
                                                                                        -------            ---------
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                         17,772                 (376)

CASH AND CASH EQUIVALENTS, beginning of year                                              1,894                2,270
                                                                                         ------               ------
CASH AND CASH EQUIVALENTS, end of year                                               $   19,666            $   1,894
                                                                                     ==========            =========

                 The accompanying notes to financial statements
                    are an integral part of these statements.
                                       10


                    CLASSIC RESTAURANTS INTERNATIONAL, INC.
                            STATEMENTS OF CASH FLOWS
                INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS
                                  (CONTINUED)

                                                                                               YEARS ENDED
                                                                                               DECEMBER 31,
                                                                                   ----------------------------------
                                                                                       1995                  1994
                                                                                   ------------           -----------

SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING AND
  FINANCING ACTIVITIES
     Issuance of stock in partial repayment of
       amount due to shareholder                                                   $       -              $   300,000

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
  Cash paid during the year for:
    Interest                                                                             9,506                  3,698
    Income Taxes                                                                           -                      -

                 The accompanying notes to financial statements
                    are an integral part of these statements.
                                       11

                     CLASSIC RESTAURANTS INTERNATIONAL, INC.
                          NOTES TO FINANCIAL STATEMENTS



(1)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
        ------------------------------------------

The  following  is a summary of the more  significant  accounting  policies  and
practices  of  Classic   Restaurants   International,   Inc.  which  affect  the
accompanying financial statements:

         (a) ORGANIZATION AND OPERATIONS--Classic Restaurants International, Inc. (the Company) operates two dinner theaters, the Musicana Supper Club. The Company was organized on April 7, 1992, and began operating its first dinner theater in December, 1992, located in Boca Raton, Florida, and its second in May 1994, located in Clearwater, Florida.


         (b) CASH AND CASH EQUIVALENTS--For the purpose of reporting cash flows, the Company considers all highly liquid investments with an original maturity date of three months or less to be cash equivalents.

         (c) PROPERTY AND EQUIPMENT--Property and equipment consists primarily of restaurant equipment and leasehold improvements and are recorded at cost. Depreciation on furniture and equipment is computed using the straight-line method over the estimated useful lives of the assets. Leasehold improvements are depreciated using the straight-line method over the lesser of the term of the related lease or the estimated useful lives of the assets. Depreciation expense charged to operations was $140,291 and $97,535 for the years ended December 31, 1995 and 1994, respectively.

         Periodically, management evaluates the estimated useful life of its property and equipment to determine whether intervening economic events and circumstances have affected the remaining useful lives. In light of the current conditions noted in Note 14, it is reasonably possible that the Company's estimate that it will recover the carrying amount of its property and equipment from future operations will change in the near term.

         (d) INTANGIBLE ASSETS AND AMORTIZATION--Intangible assets include amounts paid for the Musicana tradename and music library. Amortization is computed using the straight-line method over fifteen years. Amortization expense charged to operations was $2,000 for the years ended December 31, 1995 and 1994.

         (e) DEFERRED RENT--The lease agreement for a restaurant building contains provisions for no initial monthly rent and for scheduled rent increases (see Note 8). The deferred rent amount represents the difference between amounts paid and rental expense computed on a straight-line basis over the entire lease term.

         (f) REVENUE RECOGNITION--Revenues are recognized in the period when the customer attends the dinner theater and receives the service. Revenues collected in advance are recorded as advance banquet deposits and deferred revenue.

         (g) INVENTORY--Inventory is recorded at cost and consists of food and bar items. Cost is determined on the first-in, first-out (FIFO) method.

                    CLASSIC RESTAURANTS INTERNATIONAL, INC.
                         NOTES TO FINANCIAL STATEMENTS

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:  (Continued)
     ------------------------------------------

         (h) ESTIMATES--Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could differ from those estimates.

         (i)   ADVERTISING--The   Company   expenses  the  production  costs  of
         advertising the first time the advertising takes place.

(2)     PROPERTY AND EQUIPMENT:
        ----------------------

          Leasehold improvements                  $ 519,946
          Equipment                                 251,987
          Furniture                                  22,694
                                                    -------
                                                    794,627
          Less: Accumulated depreciation            255,190
                                                   --------
                                                  $ 539,437
                                                  =========

The Company has granted a security interest in all its furniture, fixtures and equipment to a vendor. As of December 31, 1995, the vender was owed $10,598.

(3)     NOTES AND LOANS PAYABLE:
        -----------------------

Notes and loans payable consist of the following:

         8% convertible promissory notes
          to stockholders,  interest due
          monthly,  principal  due  June
          30,   1995.   Convertible   at
          anytime  into  Class A  common
          stock  at $3.20  per  share by
          the  holder.  Payment of notes
          is  guaranteed  personally  by
          the Company's president, James
          R. Shaw                                          $     113,949
                                                           =============

The noteholders granted an extension of the due date on the above notes to December 31, 1995; however, as of March 20, 1996, the notes remained unpaid. One note for $7,149 was subsequently called by the noteholder.

         Noninterest    bearing     loan
          payable      to        Casinos
          International,  Inc.,  due  on
          demand made in connection with
          agreement  and  plan of  share
          exchange (see Note 12)                           $     327,506
                                                           =============

                    CLASSIC RESTAURANTS INTERNATIONAL, INC.
                         NOTES TO FINANCIAL STATEMENTS


(4)     CONCENTRATIONS OF CREDIT RISK:
        -----------------------------

Significant concentrations of credit risk for all financial instruments owned by the Company as of December 31, 1995, are as follows:

         (a) DEMAND DEPOSITS--The Company has demand deposits with local banks in Atlanta, Georgia; Clearwater, Florida and Boca Raton, Florida, with bank balances of $29,465 at December 31, 1995. The Company has no policy requiring collateral or other security to support its deposits although all demand deposits with banks are federally insured up to $100,000 by the FDIC.

         (b)DEPOSITS--The Company's deposits are comprised of amounts held by various lessors of real property for security, last month's rent and utilities. The Company has no policy requiring collateral or other security to support its deposits.

         (c) DUE FROM OFFICER AND STOCKHOLDERS--The Company has short-term receivables due from three stockholders totaling $51,735 as of December 31, 1995. These receivables are uncollateralized. The Company's policy of requiring collateral or other security on loans made to officers or stockholders is determined on a case-by-case basis.

(5)    INCOME TAXES:
       ------------

At December 31, 1995, the Company has a net operating loss carryforward totaling approximately $2,400,000 that may be offset against future taxable income through 2010. No tax benefit has been reported in the 1994 or 1995 financial statements, however, because the Company believes there is at least a 50% chance that the carryforward will expire unused. Accordingly, the $816,000 tax benefit of the loss carryforward has been offset by a valuation allowance of the same amount. The expected tax benefit of $816,000 that would result from applying federal statutory tax rates to the pre-tax loss differs from amounts reported in the financial statements because of the increase in the valuation allowance.

(6)  CONVERTIBLE PREFFERED STOCK:
     ---------------------------

During 1992, the Company authorized 375,000 shares of Class A, nonvoting preferred stock. The Class A preferred stock is convertible at any time, after twenty-four months from the date of issuance, into an equal number of Class A common shares. The Class A preferred stock is redeemable for cash at the option of the Company at any time after issuance for $12.00 per share. The preferred stock is entitled to a preference in the amount of $4.00 per share in the event of liquidation or dissolution of the Company. The Class A preferred stockholders are entitled to receive up to $4.00 dividend per share per annum if declared by the Board of Directors before any dividends shall be declared or paid on the common stock for that year.

(7)  CAPITAL STOCK TRANSACTIONS:
     --------------------------

The Company has authorized 6,000,000 shares of Class A common stock and 1,000,000 shares of Class B common stock. The Class A common stock is entitled to 1/20th of a vote per share and the Class B common stock is entitled to one vote per share.

                     CLASIC RESTAURANTS INTERNATIONAL, INC.
                         NOTES TO FINANCIAL STATEMENTS

(7)  CAPITAL STOCK TRANSACTIONS: (Continued)
     --------------------------

Commencing January 1994, the Company offered its common stock for sale at $4.00 (pre-split) per unit. Each unit consisted of five shares of the Company's Class A common stock. The Company received a total of $221,688 from this offering, net of related costs.

The Company allocated all amounts raised up to $1,093,932 to preferred stock since those shareholders have various rights superior to the common stockholders, including a liquidation preference of $4.00 per share for a total of $1,093,932.

In September 1994, the shareholders of the Company approved a 1 for 4 reverse stock split for its Class A common stock and Class A preferred stock. The
Company also adjusted its Class A preferred redemption price from $3.00 to $12.00 per share and both the liquidation and dividend preference from $1.00 to $4.00 per share.

In September 1994, the Company issued 93,750 shares of Class A common stock at a price of $3.20 per share to its majority shareholder, Crown Resources, Inc. (Crown), as partial repayment of amounts due to Crown.

The Company has an option to acquire 100,000 shares of the Company's Class A common stock from a shareholder for $53,000.

At December 31, 1995, shares of common stock were reserved for the following reason:

          Conversion of promissory notes               35,600

In January 1995, the Company agreed to reserve for future granting to those individuals who may agree to serve as directors of the Corporation, an aggregate of 1,000,000 stock options to purchase up to 1,000,000 shares of the Class A common stock at a price of $3.20 per share. No stock options were exercised during the year ended December 31, 1995.

During 1995, the Company sold 133,400 shares of its Class A common stock. Net proceeds received for these shares was $223,425.

In August 1995, the Compay issued 200,000 shares of Class A common stock to its President, and 25,000 shares of Class A common stock to its Executive Vice President and Secretary, for services rendered. These shares were valued at $225,000 based on other stock sales during the month of August 1995.

(8)  LEASES:
     ------

The Company entered into a noncancellable operating lease on a building in November 1992. The lease expires in November 1997 with an option to renew for an additional five years. The Company also had a nonrefundable $25,000 option to purchase the building for $1,300,000 which expired June 1, 1994. The Company did not exercise the option and recorded an expense of $25,000 in 1994.

                    CLASSIC RESTAURANTS INTERNATIONAL, INC.
                         NOTES TO FINANACIAL STATEMENTS

(8) LEASES: (Continued)
    ------

In addition, the Company entered into a noncancellable operating lease on a building in December 1993. The lease expires August 31, 1999, with an option to renew for an additional five years. The lease provides that no rent is to be paid in the initial six months. Thereafter, the monthly rental amount will be $6,000, increasing to $6,500 and $7,000 in the nineteenth and thirty-first month of the lease, respectively. The Company is also responsible for its share of related property taxes and common area maintenance costs.

Minimum future rental payments under noncancellable operating leases having remaining terms in excess of one year as of December 31, 1995, for the next five years and in the aggregate are as follows:

                         YEAR ENDING
                         DECEMBER 31,                           AMOUNT
                         ------------                         ----------
                            1996                              $  164,000
                            1997                                 161,000
                            1998                                  84,000
                            1999                                  56,000
                            2000                                     -
                         Thereafter                                  -
                                                              ----------
                           Total                              $  465,000
                                                              ==========

The Company also rents various apartments under one year operating leases.

(9)  RELATED PARTY TRANSACTIONS:
     --------------------------

During 1994, the Company's majority shareholder, Crown, repaid $309,550 on a promissory note owed to the Company. Crown also made $474,428 in advances to the Company during 1994, of which $300,000 was repaid with the issuance of Company stock (see Note 7). During 1995, Crown advanced the Company an additional $177,483. The balance due Crown at December 31, 1995, of $351,911 is unsecured and has no set interest or repayment terms.

(10) OTHER MATTERS:
     -------------

During 1994, the Company abandoned its plans to pursue a successful public offering. Consequently, the Company charged $15,000 in deferred costs related to the proposed offering to operations during 1994.

(11) CONTINGENCIES:
     -------------

The Company conducted the offering of its securities during 1994 as described in
Note 7, pursuant to certain claimed exemptions from registration under federal and state securities laws. The sale of these shares may have constituted violations of federal and state securities laws. The offering memorandum dated January 6, 1994, that was used in connection with these sales was inaccurate in that it described a maximum offering of Company shares of $100,000. A total of $252,320 of securities were sold by the Company. Persons purchasing shares as part of this offering may have a claim against the

                     CLASSIC RESTAURANTS INTERNATIONAL, INC.
                          NOTES TOFINANCIAL STATEMENTS


(11) CONTINGENCIES: (Continued)
     -------------

Company for the purchase of their shares, plus interest. The outcome of this matter cannot be determined, however, the Company does not anticipate any adverse effects on its financial position or results of operations due to this matter.

(12) MERGER:
     ------

In June 1995, the Board of Directors of the Company entered into an agreement and plan of share exchange with two unrelated corporations, Casinos International, Inc. (Casinos) and Great American Resorts, Inc. The parties agreed that the Company will be merged with and into Casinos, with Casinos continuing its corporate existence and being the corporation surviving the share exchange. The effective date of the agreement will be the date the Articles of Share Exchange are filed with the Secretaries of State, which will be subsequent to a shareholder meeting where approval and authorization of shareholders holding a majority of the outstanding shares of common stock is received. At the effective date, the Company will become a wholly owned subsidiary of Casinos, Casinos will change its name to Classic Restaurants International, Inc. and the existing members of the Board of Directors of Casinos shall resign and be replaced by existing members of the Board of Directors of the Company. On the effective date, Casinos shall issue shares of its Casinos common stock to all nondissenting shareholders of the Company in exchange for all of the issued and outstanding Company stock at an exchange rate of: one share of Casino Class A common stock for each one share of Company Class A common stock; one share of Casino Class B common stock for each one share of Company Class B common stock; and one share of Casino Class A common stock for each one share of Company class A preferred stock. Shareholders of the Company shall have the right to dissent from the share exchange provided in this agreement and to obtain payment for their shares. The agreement and plan of share exchange was approved and authorized by a majority of the stockholders on January 31, 1996.


(13) FAIR VALUE OF FINANCIAL INSTRUMENTS:
     -----------------------------------

The fair value of the Company's cash and cash equivalents, employee advances and other receivables, deposits, accounts payable, accrued expenses and advance banquet deposits, approximates carrying value due to the short-term maturity of the instruments.

It was not practicable to estimate the fair value of the asset "Due from officer and stockholders" of $51,735 since these instruments are with related parties and have no set repayment terms. Additionally, it was not practicable to estimate the fair value of the liabilities "Notes and loans payable" of $441,455 and "Due to stockholder" of $351,911 for the same reasons. See Notes 3 and 9 for the terms of these liabilities.


(14) GOING CONCERN:
     -------------

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. However, the Company has sustained substantial operating losses in recent years. In addition, the Company has used substantial amounts of working capital in its operations. Further, at December 31, 1995, current liabilities exceed current assets by $1,415,432 and total liabilities exceed total assets by $804,564.

                     CLASSIC RESTAURANTS INTERNATIONAL, INC.
                          NOTES TO FINANCIAL STATEMENTS


(14) GOING CONCERN: (Continued)
     -------------

These factors create an uncertainty about the Company's ability to continue as a going concern. Management is planning to raise additional equity capital by undertaking a private offering of its common stock under Regulation D of the Securities Act of 1933 and raising up to $5,000,000. Management also is currently working on increasing revenues and reducing expenses.

In view of these matters, realization of a major portion of the assets in the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to meet its financing requirements, and the success of its future operations. Management believes that actions presently being taken to raise capital and improve operating results provide the opportunity for the Company to continue as a going concern.

(15) SUBSEQUENT EVENT:
     ----------------

Subsequent to the completion of the agreement and plan of share exchange discussed in Note 12, the Company filed a Form 8-A registration statement to register its common stock under Section 12(g) of the Securities Exchange Act of 1934.

                         PRO FORMA FINANCIAL INFORMATION


The following unaudited pro forma combined balance sheet and statement of operations for the year ended December 31, 1995 gives effect to the combination of the companies indicated. The pro forma statement of operations assumes that the combination took place at the beginning of the period presented. The pro forma information is based on the historical financial statements of Classic Restaurants International, Inc. and Casinos International, Inc.

The pro forma statements have been prepared by management of Classic Restaurants International, Inc. based upon the financial statements of the Company and Casinos International, Inc. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been effect on the dates indicated or which may be obtained in the future.

The pro forma financial statements give effect to the acquisition by Casinos International, Inc. (Registrant) of all of the issued and outstanding stock of Classic Restaurants International, Inc. in exchange for 2,373,886 shares of the Registrant's Class A common stock and 200,000 shares of the Registrant's Class B common stock. The transaction has been accounted for as a recapitalization of Classic Restaurants International, Inc.

Simultaneous with the effectiveness of the exchange of shares the Registrant transferred all of the issued and outstanding shares of is subsidiary Great American Casinos, Inc. to Great American Resorts, Inc.

                     CLASSIC RESTAURANTS INTERNATIONAL, INC.
                             PRO FORMA BALANCE SHEET
                             AS OF DECEMBER 31, 1995
                                   (UNAUDITED)

                                                    Classic
                                                   Restaurants              Casinos
                                                  INTERNATIONAL          INTERNATIONAL        ADJUSTMENTS          TOTAL
    ASSETS
Current assets

  Cash and cash equivalents                           $ 19,666            $ 2,390                $ (2,352)         $ 19,704
  Accounts receivable                                       -               3,142                  (3,142)             -
  Inventory                                             15,971                 -                                     15,971
  Prepaid expenses                                      13,133                 -                                     13,133
  Due from officer and stockholders                     51,735            402,158                                   453,893
  Other assets                                              -              35,317                                    35,317
  Employee advances and
   other receivables                                     6,882                 -                                      6,882
                                                        ------             ------                   -----            ------
      Total current assets                             107,387            443,007                  (5,494)          544,900

Property and Equipment, net                            539,437          4,197,314              (4,197,314)          539,437

Other assets

  Advances receivable                                       -             327,507                                   327,507
  Deposits                                              47,598                 -                                     47,598
  Intangible assets (net of
    accumulated amortization)                           23,833              6,273                  (6,273)           23,833
                                                       -------             ------                 -------           -------

Total assets                                          $718,255         $4,974,101             $(4,209,081)       $1,483,275
                                                       =======          =========              ==========         =========

             See notes to unaudited pro forma financial statements.


                     CLASSIC RESTAURANTS INTERNATIONAL, INC.
                             PRO FORMA BALANCE SHEET
                             AS OF DECEMBER 31, 1995
                                   (UNAUDITED)

                                                     Classic
                                                   Restaurants           Casinos
                                                  INTERNATIONAL       INTERNATIONAL           ADJUSTMENTS          TOTAL

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Bank overdraft                                    $   35,035             $   -                    $             $  35,035
  Accounts payable                                     275,663             56,490                 (53,772)          278,381
  Accrued expenses                                     309,987             27,567                 (27,567)          309,987
  Notes and loans payable                              441,455          2,856,800              (2,856,800)          441,455
  Due to stockholder                                   351,911          1,567,389              (1,567,389)          351,911
  Advance banquet deposits                              31,591             37,500                 (37,500)           31,591
  Deferred revenue                                      41,175                 -                                     41,175
  Deferred rent                                         36,002                 -                                     36,002
                                                       -------             ------                   -----           -------
Total current liabilities                            1,522,819          4,545,746              (4,543,028)        1,525,537

Stockholders' equity
  Convertible preferred stock                        1,093,932                 -               (1,093,932)              -
  Preferred stock, no par value,
    100,000,000 shares authorized                           -                  -                       -                -
  Common stock - Class A no par value,
    1,800,000,000 shares authorized                    657,355            979,664               1,093,732
    2,912,853 shares outstanding                                                                 (217,362)       2,513,389
  Common stock - Class B, no par value
    200,000,000 shares authorized
    200,000 shares outstanding                                                                        200              200
Accumulated earnings (deficit)                      (2,555,851)          (551,309)                551,309       (2,555,851)
                                                     ---------          ---------                --------        ---------
                                                      (804,564)           428,355                 333,947          (42,262)
                                                     ---------           --------                --------         --------
Total liabilities and stockholders'
  equity                                             $ 718,255         $4,974,101              $4,209,081       $1,483,275
                                                      ========          =========               =========        =========

             See notes to unaudited pro forma financial statements.

                                       21

                     CLASSIC RESTAURANTS INTERNATIONAL, INC.
                        PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                   (UNAUDITED)

                                                    Classic
                                                  Restaurants           Casinos
                                                 INTERNATIONAL       INTERNATIONAL            ADJUSTMENTS          TOTAL


Revenue                                           $ 2,632,151           $ 277,650               $(277,650)       $2,632,151
Costs and expenses                                  3,879,846             497,749                (468,713)        3,908,882
                                                    ---------            --------               ---------         ---------
 Income (loss) from
   operations                                      (1,247,695)           (220,099)                191,063        (1,276,731)
Interest expense                                           -             (122,549)                122,549
                                                      -------           ---------                --------            ------
Net income (loss)                                 $(1,247,695)         $ (342,648)              $ 313,612       $(1,276,731)
                                                    =========           =========                ========         =========

Per share data:

Average common shares outstanding                                                                                 3,112,853

Net loss per common share                                                                                           $ (0.41)
                                                                                                                     ======








             See notes to unaudited pro forma financial statements.

                     CLASSIC RESTAURANTS INTERNATIONAL, INC.
                NOTES TO UNAUDITED PRO-FORMA FINANCIAL STATEMENTS


A. The pro-forma statements of operations included herein include the accounts of Classic Restaurants International, Inc. and Casinos International, Inc. for the year ended December 31, 1995. The information is presented pursuant to the Company's combination with Casinos International, Inc. completed in January 1996.

B. Pro-forma earnings per common share is computed using the number of common shares outstanding after adjustment for shares issued for the recapitalization, as though all shares issued had been outstanding for the entire period presented.

C.       Pro-forma adjustments:

         Pro-forma adjustments to the balance sheet relate to the disposition of the subsidiary described in the Form 8-K and the restatement of stockholders' equity to reflect the capital structure of the public entity.

         Pro-forma adjustments to the income statement relate to the disposition of the subsidiary described in the Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         CLASSIC RESTAURANTS INTERNATIONAL, INC.



Date: July 2, 1996                       By: /S/ CAROLINE P. ANDERSON
                                            -------------------------
                                                Caroline P. Anderson,
                                                Executive Vice President